EXHIBIT 10.4

                                    EXHIBIT A
NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECTION 4(2) OF OR REGULATION S PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

US  $3,000,000                                                  MARCH  26,  2004

               -- SENIOR CONVERTIBLE DEBENTURE DUE MARCH 26, 2004

     THIS DEBENTURE of Heritage worldwide, Inc., a Delaware corporation (the "Company") in the aggregate principal amount of three million Dollars (US $3,000,000), is designated as its $3,000,000 Senior Convertible Debenture due March 25, 2009 (the "Debentures").

     FOR VALUE RECEIVED, the Company promises to pay to Armadillo Investments, Plc. (the "Holder"), the principal sum of three million Dollars (US $3,000,000), on or prior to March 25, 2009 (the "Maturity Date"), without interest. If at any time after the Original Issuance Date an Event of Default has occurred and is continuing, interest shall accrue at the rate of ten percent (10%) per annum from the date of the Event of Default and the applicable cure period through and including the date of payment. This Debenture shall be paid to the person in whose name this Debenture (or one or more successor Debentures) is registered on the records of the Company regarding registration and transfers of the
Debentures  (the  "Debenture  Register");  provided, however, that the Company's
                                           --------  -------
obligation to a transferee of this Debenture shall arise only if such transfer, sale or other disposition is made in accordance with the terms and conditions hereof and of the Senior Convertible Debenture Purchase Agreement (the "Purchase Agreement") by and between the Company and the Purchaser (as such term is defined in the Purchase Agreement), dated as of March 26, 2004, as the same may be amended from time to time. A transfer of the right to receive principal under this Debenture shall be transferable only through an appropriate entry in the Debenture Register as provided herein.

     This  Debenture  is  subject  to  the  following  additional  provisions:

     Section  1.     Definitions.  Capitalized  terms  used  and  not  otherwise
     ----------      -----------
defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.


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

     "Change of Control" means the acquisition, directly or indirectly, by any Person of ownership of, or the power to direct the exercise of voting power with respect to, a majority of the issued and outstanding voting shares of the Company.

     "Company"  shall  mean  the Company (as defined in the Purchase Agreement).

     "Common Stock" shall mean the Common Stock (as defined in the Purchase Agreement).

     "Conversion  Date" shall have the meaning set forth in Section 4(a) hereof.

     "Conversion Ratio" means, at any time, a fraction, the numerator of which is the then outstanding principal amount represented by the Debentures plus accrued but unpaid interest thereon, and the denominator of which is the conversion price at such time.

     "Fixed Conversion Price" shall have the meaning set forth in Section 4(c)i hereof.

     "Floating Conversion Price" shall have the meaning set forth in Section 4(c)i hereof.

     "Notice of Conversion" shall have the meaning set forth in Section 4(a) hereof.

     "Original Issuance Date" shall mean the date of the first issuance of this Debenture regardless of the number of transfers hereof.

     Section  2.     Denominations  of  Debentures.  The  Debentures  are
     ----------      -----------------------------
exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same, but shall not be issuable in denominations of less than integral multiplies of One Thousand Dollars (US$1,000.00). No service charge to the Holder will be made for such registration of transfer or exchange.

     Section  3.     Events  of  Default  and  Remedies.
     ----------      ----------------------------------
     I. "Event of Default," when used herein, means any one of the following events (whatever the reason and whether any such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

     (a) any default in the payment of the principal on this Debenture as and when the same shall become due and payable either at the Maturity Date, by acceleration, conversion, or otherwise;

     (b) the Company shall fail to observe or perform any other material covenant, agreement or warranty contained in, or otherwise commit any breach of, this Debenture, and such failure or breach shall not have been remedied within ten (10) Business Days of its receipt of notice of such failure or breach;

     (c) the occurrence of any event or breach or default by the Company under the Purchase Agreement or any other Transaction Document and, if there is a cure period, such failure or breach shall not have been remedied within the cure period provided for therein;

     (d) the Company or any of its Subsidiaries shall commence a voluntary case under the United States Bankruptcy Code as now or hereafter in effect or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not controverted within thirty (30) days, or is not dismissed within sixty (60) days, after commencement of the case; or a "custodian" (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of sixty (60) days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of thirty (30) days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state in writing that it is unable to pay its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing;

     (e) the Company shall default in any of its obligations under any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company in an amount exceeding One Hundred Thousand Dollars ($100,000.00), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

     (f) trading in the common stock of the Company has been suspended, delisted, or otherwise ceased by the Securities and Exchange Commission or the NASD or other exchange or the Nasdaq (whether the National Market or otherwise) or OTC Bulletin Board, and trading is not reinstated within thirty (30) Trading Days, except for (i) any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company, and trading is reinstated promptly after such dissemination and (ii) any general suspension of trading for all companies trading on such exchange or market or OTCBB; or

     (g) the Company shall issue a press release, or otherwise make publicly known, that it is not honoring a properly executed and duly delivered Notice of Conversion complying with the terms of this Debenture, the Purchase Agreement and the Escrow Agreement, for any reason whatsoever.

     II. (a) If any Event of Default occurs, and continues beyond a cure period, if any, then the Holder may, by written notice to the Company, accelerate all of the payments due under this Debenture by declaring all amounts so due under this Debenture, whereupon the same shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are waived by the Company, notwithstanding anything contained herein to the contrary, and the Holder may immediately and without expiration of any additional grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. This shall include, but not be limited to the right to temporary, preliminary and permanent injunctive relief without the requirement of posting any bond or undertaking.

     (b) The Holder may thereupon proceed to protect and enforce its rights either by suit in equity and/or by action at law or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Debenture or in aid of the exercise of any power granted in this Debenture, and proceed to enforce the payment of any of the Debentures held by it, and to enforce any other legal or equitable right of such Holder.

     (c)     Except  as  expressly provided for herein, the Company specifically
(i) waives all rights it may have (A) to notice of nonpayment, notice of default, demand, presentment, protest and notice of protest with respect to any of the obligations hereunder or the shares of Common Stock and (B) notice of acceptance hereof or of any other action taken in reliance hereon, notice and opportunity to be heard before the exercise by the Holder of the remedies of self-help, set-off, or other summary procedures and all other demands and notices of any type or description except for cure periods, if any; and (ii) releases the Holder, its officers, directors, agents, employees and attorneys from all claims for loss or damage caused by any act or failure to act on the part of the Holder, its officers, attorneys, agents, directors and employees except for gross negligence or willful misconduct.

     (d) As a non-exclusive remedy, upon the occurrence of an Event of Default, the Holder may convert the remaining principal amount of the Debentures at the lesser of the Fixed Conversion Price or the Floating Conversion Price upon giving a Notice of Conversion to the Company. Except as otherwise provided herein, the Company shall not have the right to object to the conversion or the calculation of the applicable conversion price, absent manifest error.

     (e) To effectuate the terms and provisions of this Debenture, the Holder may send notice of any default to the Attorney-in-Fact (as defined in the Purchase Agreement) and send a copy of such notice to the Company and its counsel, simultaneously, and request the Attorney-in-Fact, to comply with the terms of this Debenture and the Purchase Agreement and all agreements entered into pursuant to the Purchase Agreement on behalf of the Company.


     Section  4.     Conversion.
     ----------      ----------
     (a) Except as otherwise set forth herein or in the Purchase Agreement, the unpaid principal amount of this Debenture shall be convertible into shares of Common Stock at the Conversion Ratio as defined above, and subject to the Limitation on Conversion described in Section 4.12 of the Purchase Agreement, at the option of the Holder, in whole or in part, at any time, commencing on the Original Issuance Date. Any conversion under this Section 4(a) shall be for a minimum principal amount of $1,000.00 of the Debentures. The Holder shall effect conversions by surrendering the Debenture to be converted to the Company, together with the form of notice attached hereto as Appendix I ("Notice of Conversion") in the manner set forth in Section 4(j) hereof. Each Notice of Conversion shall specify the principal amount of Debentures to be converted and the date on which such conversion is to be effected (the "Conversion Date") which date shall not be less than five (5) Business Days after the date on which the Notice of Conversion is delivered to the Company. Subject to the last paragraph of Section 4(b) hereof, each Notice of Conversion, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Debentures tendered by the Holder in the Notice of Conversion, the Company shall deliver to the Holder a new Debenture for such principal amount as has not been converted within two (2) Business Days of the Conversion Date. In the event that the Company holds the Debentures on behalf of the Holder, the Company agrees that in lieu of surrendering the Debentures upon every partial conversion, the Company shall give the Company and the Holder written notice of the amount of the Debentures left unconverted. Upon conversion in full of the Debentures or upon the Maturity Date, the Company shall retain the Debentures for cancellation.

     (b) Not later than five (5) Business Days after the Conversion Date, the Company shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Debentures, and once the Debentures so converted in part shall have been surrendered to the Company, the Company shall deliver to the Holder Debentures in the principal amount of the Debentures not yet converted; provided, however, that the Company shall not be obligated to issue certificates
          -------
evidencing the shares of Common Stock issuable upon conversion of the Debentures, until the Debentures are either delivered for conversion to the Company or any transfer agent for the Debentures or Common Stock, or the Holder notifies the Company that such Debentures have been lost, stolen or destroyed and provides an affidavit of loss and an agreement reasonably acceptable to the Company indemnifying the Company from any loss incurred by it in connection with such loss, theft or destruction. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this Section 4(b), the Holder shall be entitled, upon providing written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event, the Company shall immediately return the Debentures tendered for conversion.

      (c) The conversion price for the Debentures in effect on any Conversion Date shall be the lesser on the date of conversion of (a) four dollars ($4.00) (the "Fixed Conversion Price") or (b) eighty percent (80%) of the lowest closing bid price for the Common Stock in the ten (10) business days preceding the date of conversion, but in no event less than fifty percent (50%) of the Fixed Conversion Price (the "Floating Conversion Price"). For purposes of determining the closing bid price on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the NASD OTC Bulletin Board, as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).


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

          (ii) If the Company, at any time while any of the Debentures are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification any shares of capital stock of the Company, the Fixed Conversion Price as applied in Section 4(c)(i) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock of the Company outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such event. Any adjustment made pursuant to this Section 4(c)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification, provided that no adjustment shall be made if the Company does not complete such dividend, distribution, subdivision, combination or reclassification.

          (iii)    Intentionally  omitted.

          (iv) If, at any time while Debentures are outstanding, the Company distributes to all holders of Common Stock (and not to holders of Debentures) evidences of Company indebtedness or assets, or rights or warrants to subscribe for or purchase any security, then, in each such case, the conversion price at which each Debenture then outstanding shall thereafter be convertible shall be determined by multiplying (A) the Fixed Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Per Share Market Value of the Common Stock determined as of the record date mentioned above less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith and the denominator of which shall be the Per Share Market Value of the Common Stock on such record date; provided, however, that in the event of a
                                       --------  -------
distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of nationally recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority of the principal amount of the Debentures then outstanding; and provided, further, that the Company, after
                                      --------  -------
receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case such fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other holders of Debentures of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above. The Company shall pay all fees and expenses of any Appraiser selected under this Section 4(c)(iv). Under no circumstances shall the Conversion Price be increased pursuant to this section 4(c)(iv)


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

          (v) All calculations under this Section 4 shall be made to the nearest 1/1000th of a cent or the nearest 1/1000th of a share, as the case may be. Any calculation equal to or over .005 shall be rounded up to the next cent or share and any calculation less than .005 shall be rounded down to the previous cent or share.

          (vi)     Whenever  the  Fixed Conversion Price is adjusted pursuant to
Section 4(c)(ii), or (iv), the Company shall within ten (10) Business Days after the determination of the new Fixed Conversion Price mail and fax (in the manner set forth in Section 4(j) hereof) to the Holder and to each other holder of Debentures, a notice ("Company Notice of Conversion Price Adjustment") setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          (vii) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Debentures then outstanding shall have the right thereafter to convert such Debentures only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Holder shall have the right to convert the Debentures and receive cash in the same manner as other stockholders), and the Holder shall be entitled upon such event to receive such amount of securities or property as the holder of shares of the Common Stock into which such Debentures could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 4(c)(viii) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges;

          (viii)   If:

               (A) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

               (B) the Company shall declare a special non-recurring cash dividend redemption of its Common Stock; or

               (C) the Company shall authorize the grant to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

               (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or


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

               merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

               (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Debentures, and shall cause to be mailed and faxed to the Holder and each other holder of the Debentures at their last addresses and facsimile number set forth in the Debenture Register at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to
                                          --------  -------
mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

     (d) If at any time conditions shall arise by reason of action or failure to act by the Company, which action or failure to act, in the opinion of the Board of Directors of the Company, is not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holder and all other holders of Debentures (different or distinguishable from the effect generally on rights of holders of any class of the Company's capital stock), the Company shall, at least twenty (20) calendar days prior to the effective date of such action, mail and fax a written notice to each holder of Debentures briefly describing the action contemplated, and an Appraiser selected by the holders of majority in principal amount of the outstanding Debentures shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 4 and the terms of the Purchase Agreement and the Debentures), of the conversion price (including, if necessary, any adjustment as to the securities into which Debentures may thereafter be convertible) and any distribution which is or would be required to preserve without  diluting  the  rights  of the holders of Debentures; provided, however,
                                                              --------  -------
that  the  Company,  after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Company shall pay all fees and expenses of any Appraiser selected under this Section 4(d). The Board of Directors of the Company shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the conversion price shall be made
    ----  -------
which, in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions, would result in an increase of the conversion price above the conversion price then in effect.


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

     (e) Subject to the terms and limitations set forth in the Debentures and the Purchase Agreement, the Company covenants and agrees that it shall, at all times, authorize, reserve and keep available out of its unissued Common Stock solely for the purpose of issuance upon conversion of the Debentures as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder of the Debentures, the number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 4(c) and Section 4(d) hereof) upon the conversion of the aggregate principal amount of the outstanding Debentures. The Company covenants that, subject to the limitations set forth in this Section 4(e), all shares of Common Stock that shall be issuable upon conversion of the Debentures shall, upon issuance, be duly and validly authorized and issued and fully paid and non-assessable.

     (f) No fractional shares of Common Stock shall be issuable upon a conversion hereunder and the number of shares to be issued shall be rounded up to the nearest whole share. If a fractional share interest arises upon any conversion hereunder, the Company shall eliminate such fractional share interest by issuing to the Holder an additional full share of Common Stock.

     (g) The issuance of a certificate or certificates for shares of Common Stock upon conversion of the Debentures shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issuance or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     (h) The Debentures converted into Common Stock shall be canceled upon conversion.

     (i) On the Maturity Date, the unconverted principal amount of the Debentures shall either be paid off in full by the Company or, if payment in full is not received within five (5) Business Days after the Maturity Date, convert, at the option of the Holder, into shares of Common Stock at the Conversion Price.

     (j) Each Notice of Conversion shall be given by facsimile to the Company no later than 4:00 pm New York time on any Business Day, at the facsimile telephone number and address of the principal place of business of the Company. Any such notice shall be deemed given and effective upon the transmission of such facsimile at the facsimile telephone number specified in the Purchase Agreement (with printed confirmation of transmission). In the event that the Company receives the Notice of Conversion after 4:00 p.m. New York time on any day, or the Holder receives the Company Notice of Conversion Price Adjustment after 4:00 p.m. New York time, any such notice shall be deemed to have been given on the next Business Day.

     Section  5.     Redemption  of  Debentures.
     ----------      --------------------------
     (a) Except as provided in this section 5, neither the Holder nor the Company may demand that the Debentures be redeemed. Until all of the Debentures have been converted, in the event that the Company and each of its subsidiaries engages, in a single transaction or a series of related transactions, that cause it to (i) consolidate with or merge with or into any other Person, (ii) permit any other Person to consolidate with or merge into it, or (iii) undergo a Change in Control, then at the option of the Company exercisable by giving thirty (30) days written notice to the Holder, the Company may demand that the Holder convert all Debentures then held by the Holder into Common Stock upon the terms and conditions set forth in this Debenture. If the Holder does not comply with such demand, the Company may redeem all Debentures held by the Holder for their outstanding principal balance (the "Redemption Price"). The Company is not obligated to provide for redemption of the Debentures through a sinking fund.

     (b) No redemption shall be made and no sum set aside for such redemption at any time that the terms or provisions of any indenture or agreement of the Company, including any agreement relating to indebtedness, specifically prohibits such redemption or setting aside or provides that such redemption or setting aside would constitute a breach or default thereunder (after notice or lapse of time or both), except with the written consent of the lender or other parties to said agreement as the case may be.

      (c) In the event the Company shall redeem the Debentures as provided herein, notice of such redemption shall be given by first class mail, postage prepaid, or by confirmed facsimile transmission, not less than thirty (30) business days prior to the date fixed by the Board for redemption to each holder of Debentures at the address that appears on the Company's stock record books; provided, however, that no failure to provide such notice nor any defect therein
 -------  -------
shall affect the validity of the redemption proceeding except as to the holder to whom the Company has failed to send such notice or whose notice was defective. Each notice shall state (i) the redemption date, (ii) the principal amount of Debentures to be redeemed; (iii) the Redemption Price; and (iv) the place or places where Debentures are to be surrendered for payment. When notice has been provided as aforesaid then from and after the redemption date (unless default shall be made by the Company in providing money for the payment of the Redemption Price of the Debentures called for redemption) said Debentures shall no longer be deemed to be outstanding and all rights of the Holders thereof shall cease (other than the right to receive the Redemption Price or Common Stock with respect to converted Debentures). Upon surrender of the Debentures they shall be redeemed by the Company at the Redemption Price.

     Section 6.     Absolute  Payment  Obligation;  Limitation  on  Prepayment.
     ---------      ----------------------------------------------------------
Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. The Company may not prepay any portion of the outstanding principal amount on the Debentures except in accordance with the Purchase Agreement or Section 5 hereof.

     Section 7.     No  Rights  of  Stockholders.  Except  as otherwise provided
     ----------     ----------------------------
herein or in the Purchase Agreement, this Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote on or consent to any action, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

     Section 8.     Loss,  Theft,  Mutilation  or Destruction. If this Debenture
     ----------     -----------------------------------------
shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed
Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of an affidavit of such loss, theft or destruction of such Debenture, and, if requested by the Company, an agreement to indemnity the Company in form reasonably acceptable to the Company.

     Section 9.     Governing  Law.  This  Debenture  shall  be  governed by and
     ----------     --------------
construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Any action to enforce the terms of this Debenture, the Purchase Agreement or any other Transaction Document shall be exclusively brought in the state and/or federal courts in the state and county of New York. Service of process in any action by the Holder to enforce the terms of this Debenture may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its address set forth in the Purchase Agreement.

     Section  10.     Notices.  Any  notice,  request,  demand, waiver, consent,
     ------------     -------
approval or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed duly given only if delivered to the party personally or sent to the party by facsimile upon electronic confirmation receipt (promptly followed by a hard-copy delivered in accordance with this Section 10) or three days after being mailed by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, or if sent by nationally recognized overnight courier, one day after being mailed, addressed to the party at its address as set forth in the Purchase Agreement or such other address as may be designated hereafter by notice given pursuant to the terms of this Section 10.

     Section  11.     Waiver.  Any  waiver  by  the  Company  or the Holder of a
     ------------     ------
breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture in any other occasion. Any waiver must be in writing.

     Section  12.     Invalidity.  If any provision of this Debenture is held to
     ------------     ----------
be invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is held to be inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Section  13.     Payment  Dates.  Whenever  any payment or other obligation
     ------------     --------------
hereunder shall be due on a day other than a Business Day, such payment shall be made on the next following Business Day.

     Section  14.     Transfer;  Assignment.  This  Debenture  may  not  be
     ------------     ---------------------
transferred  or assigned, in whole or in part, at any time, except in compliance
     -----
by the transferor and the transferee with applicable federal and state securities laws.

     Section  15.     Fees  of Enforcement. (a) In the event any Party commences
     ------------     --------------------
legal action to enforce its rights under this Debenture, the non-prevailing party shall pay all reasonable costs and expenses (including but not limited to reasonable attorney's fees, accountant's fees, appraiser's fees and investigative fees) incurred in enforcing such rights.

     (b) Whenever the Company is obligated to purchase or redeem the Debentures, and the Redemption Price is not paid to the Holder by the tenth (10th) day after the Redemption Price is due and payable to such Holder, the Company shall thereafter pay interest to such Holder on the unpaid portion of the Redemption Price at the rate of ten percent (10%) per annum, until the Redemption Price is paid in full.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized as of the date first above indicated.

                                         HERITAGE  WORLDWIDE,  INC.


Attest:                                  By:
         ----------------------               ------------------------------
                                         Name:
                                         Title:

                                   APPENDIX I


                              NOTICE OF CONVERSION
                          AT THE ELECTION OF THE HOLDER

(To be Executed by the Registered Holder in order to Convert the Debentures)

Except as provided by Section 4(b) of the Debentures, the undersigned hereby irrevocably elects to convert the attached Debenture into shares of Common Stock, par value $.001 per share (the "Common Stock"), of Heritage Worldwide, Inc. (the "Company"), according to the provisions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. A fee of $350 will be charged by the Escrow Agent to the Holder for each conversion. No other fees will be charged to the Holder, except for transfer taxes, if any.



Conversion  calculations:

                              --------------------------------------------------
                              Date to  Effect  Conversion

                              --------------------------------------------------
                              Principal  Amount  of  Debentures  to be Converted


                              --------------------------------------------------
                              Applicable Conversion Price (Pursuant to Section 4(c)(v))

                              --------------------------------------------------
                              Number of Shares  to  be  Issued  Upon  Conversion


                              --------------------------------------------------
                              Signature


                              --------------------------------------------------
                              Name


                              --------------------------------------------------
                              Address